Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 15, 2013, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement in certain respects.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Eleventh Amendment Effective Date (defined below) in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Eleventh Amendment Effective Date” means April 15, 2013.

“Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder.

“Excluded Swap Obligation” means, with respect to any Guarantor individually determined on a Guarantor by Guarantor basis, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure,

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT–PAGE 1

such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an Eligible Contract Participant at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Projected Volume” means the forecasted production of oil and natural gas reserves of the Borrower and its Restricted Subsidiaries, as determined as of the last day of each fiscal quarter, by the Borrower based on the Borrower’s internal engineering reports.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

1.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and hereby are amended and restated as follows:

“Borrowing Base” means, at any time, an amount equal to the amount determined pursuant to Section 3.01, as the same may be redetermined, adjusted or reduced from time to time pursuant to Section 3.02, 3.03 or as otherwise adjusted or reduced, pursuant to Section 7.05(c).

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses and the net income of any Person (other than the Borrower or a Restricted Subsidiary) for that period, except to the extent of the amount of dividends and distributions actually received by the Borrower or a Restricted Subsidiary), provided that the calculation of Consolidated Net Income shall exclude any non-cash charges or losses and any non-cash income or gains, in each case, required to be included in net income of the Borrower and its Subsidiaries as a result of the application of FASB Accounting Standards Codifications 718, 815, 410 and 360, but shall expressly include any cash charges or payments that have been incurred as a result of the termination of any Swap Contract.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), or under any Swap Contract with any Lender Counterparty (including obligations under the Existing Swap Contracts and obligations arising under any transaction under any other Swap Contract

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT–PAGE 2

with any Person that was, at or after the time such transaction was entered into, a Lender Counterparty), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided; however, that Obligations of a Loan Party shall not include any Excluded Swap Obligations of such Loan Party.

1.3 Mandatory Prepayments. Section 2.11(c) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(c) If the Borrower issues any Senior Notes permitted under Section 7.03(f) at any time a Borrowing Base Deficiency exists, the Borrower shall prepay the Loans on the date the Borrower receives the net proceeds from the issuance of such Senior Notes in an amount sufficient to eliminate such Borrowing Base Deficiency; provided that, in the event such Senior Notes are issued at any time Borrower is taking any action permitted pursuant to Section 2.11(a) to eliminate a Borrowing Base Deficiency arising for any reason other than any Disposition of Borrowing Base Properties, Borrower shall be deemed to have complied with this Section 2.11(c) with respect to the issuance of such Senior Notes if Borrower prepays the Loans with the net proceeds of such issuance of Senior Notes on the date it receives such net proceeds in an amount equal to the lesser of (i) the amount of such net proceeds and (ii) the amount required to eliminate such Borrowing Base Deficiency. For the avoidance of doubt, Borrower shall be required to continue to comply with Section 2.11(a) with respect to any Borrowing Base Deficiency existing at the time of such issuance of Senior Notes for any reason other than any Disposition of Borrowing Base Properties.

1.4 Senior Notes Adjustment. Section 3.05 of the Credit Agreement shall be and it hereby is deleted in its entirety.

1.5 Use of Proceeds. Section 6.11 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

6.11 Use of Proceeds. The proceeds of the Loans will be used only to (a) finance the Henry Acquisition, (b) repay the amount outstanding under the Term Facility Documents, (c) pay the fees, expenses and transaction costs of the Transactions, (d) satisfy reimbursement obligations with respect to Letters of Credit, (e) make Restricted Payments permitted under Section 7.06, (f) redeem, defease or prepay Senior Notes as permitted under clause (z) of Section 7.15 and (g) finance the working capital needs of the Borrower and Restricted Subsidiaries, including capital expenditures, and for general corporate purposes of the Borrower and Restricted Subsidiaries, including, without limitation, the exploration, Acquisition and development of oil and gas properties. Letters of Credit will be issued only to support general corporate purposes of the Borrower and the Restricted Subsidiaries.

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1.6 Indebtedness Under Senior Notes. Section 7.03(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(f) unsecured Indebtedness of the Borrower evidenced by unsecured senior notes or unsecured senior subordinated notes and Guarantees thereof (“Senior Notes”) and any Permitted Refinancing of any Indebtedness incurred under this clause (f); provided that (i) at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, no Default shall have occurred and be continuing, (ii) the final stated maturity date of such Senior Notes is not earlier than the first anniversary after the Maturity Date (as in effect on the date of issuance of such Senior Notes), (iii) the non-default stated interest rate of such Senior Notes shall be consistent with market terms for issuers of similar size and credit quality at the time of issuance, (iv) no scheduled principal amortization is required under such Senior Notes prior to the stated maturity of such Senior Notes, (v) such Senior Notes are evidenced by an indenture and related documents containing terms and conditions, covenants and events of default that are customary for similar notes and (vi) the Borrower is in compliance with the financial covenant set forth in Section 7.11(a) as of the last day of the fiscal quarter most recently ended for which financial statements are available, calculated on a pro forma basis after giving effect to such issuance of such Senior Notes or any Permitted Refinancing thereof as if such issuance had been made on the first day of such fiscal quarter; and

1.7 Restricted Payments. Section 7.06 of the Credit Agreement shall be and it hereby is amended by (i) deleting the “and” located at the end of clause (b) thereof, (ii) deleting the period located at the end of clause (c) thereof and substituting in lieu thereof the following “; and”, and (iii) adding a new clause (d) to the end thereof to read as follows:

(d) the Borrower may make Restricted Payments, so long as at the time any such Restricted Payment is made, the aggregate amount of Restricted Payments made pursuant to this clause (d) shall not exceed an amount equal to the sum of (without duplication) (i) $250,000,000, plus (ii) 50% of Consolidated Net Income earned during the period (taken as one accounting period) from January 1, 2013 to the end of the most recent fiscal quarter for which financial statements have been delivered to the Administrative Agent (or, in the case such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus (iii) 66 2/3% of the aggregate net cash proceeds received by the Borrower from the issuance of its Equity Interests (other than Disqualified Stock) at any time on or after January 1, 2013.

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1.8 Swap Contracts. Section 7.12(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(a) Swap Contracts entered into with an Approved Counterparty with the purpose and effect of mitigating risk with respect to prices of natural gas (including natural gas liquids) and/or crude oil of the Borrower and its Restricted Subsidiaries (including Swap Contracts entered into to unwind or offset other permitted Swap Contracts); provided that:

(i) any such Swap Contract does not have a term greater than sixty (60) months from the date such Swap Contract is entered into;

(ii) at all times, on a net basis, (A) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in the first year of the forthcoming five year period (other than Excluded Hedges) shall not exceed 90% of the Projected Volume of natural gas (including natural gas liquids) and crude oil production, calculated separately, for each such month in such forthcoming period and (B) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in each of the second through fifth years of the forthcoming five year period (other than Excluded Hedges) shall not exceed 80% of the Projected Volume of natural gas (including natural gas liquids) and crude oil production, calculated separately, for each such month in such forthcoming period;

(iii) notwithstanding the limitations set forth in clause (ii) of this Section 7.12(a), in contemplation of an Acquisition, the Borrower and its Restricted Subsidiaries may enter into additional market sensitive Swap Contracts such that the aggregate notional volumes for each of natural gas (including natural gas liquids) and crude oil, calculated separately, for each month in the forthcoming five year period covered by such additional market sensitive Swap Contracts do not exceed 70% of the Projected Volume of natural gas (including natural gas liquids) and crude oil production, calculated separately, from the estimated reserves to be acquired in such Acquisition for each month in such forthcoming period; provided such additional Swap Contracts are entered into (A) after the execution of a definitive agreement with respect to a proposed Acquisition, but in any event no earlier than 90 days prior to the proposed closing date of such Acquisition and (B) in the event such agreement is terminated or such Acquisition is otherwise not consummated within 90 days after such initial additional market sensitive Swap Contracts have been entered into (or such longer period as may be reasonably acceptable to the Administrative Agent in the event the proposed closing of such Acquisition has been delayed beyond what the Borrower originally expected), then within 15 days after such termination or the end of such 90 day (or longer) period, as applicable, the Borrower shall and shall cause the Restricted Subsidiaries to novate, unwind or otherwise dispose of market sensitive Swap Contracts to the extent necessary to be in compliance with the limitations set forth in clause (ii) of this Section 7.12(a); and

(iv) so long as the Borrower and the Restricted Subsidiaries properly identify and consistently report such hedges, the Borrower and the Restricted Subsidiaries may utilize crude oil hedges as a substitute for hedging natural gas liquids; and

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1.9 Application of Funds. Section 8.03 of the Credit Agreement shall be and it hereby is amended to add the following new paragraph to the end thereof to read as follows:

Notwithstanding the foregoing, amounts received from any Loan Party that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations owing to a Lender Counterparty (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to this Section 8.03 from amounts received from Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in above paragraphs of this Section 8.03 by Lender Counterparties that are the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the above paragraphs of this Section 8.03).

1.10 Amendments. Section 10.01(c) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(c) postpone any date fixed by this Agreement for any payment or mandatory prepayment of principal, interest, fees or other amounts due to any Lender or any scheduled or mandatory reduction of the Commitment of any Lender hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

SECTION 2. Reaffirmation of Borrowing Base. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and the Administrative Agent hereby notifies the Borrower that, as of the Eleventh Amendment Effective Date, the Borrowing Base shall continue to be $3,000,000,000 until the earlier of (a) next Redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement and (b) the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower and the Required Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the April 1, 2013 Scheduled Redetermination.

SECTION 3. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the reaffirmation of the Borrowing Base set forth in Section 2 of this Amendment shall be effective on the date that each of the conditions set forth in this Section 3 is satisfied (the “Eleventh Amendment Effective Date”).

3.1 Execution and Delivery. Each Loan Party and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

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3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action and require no approval, consent or action by or in respect of, or filing with, any court or agency of government.

4.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default. As of the date of this Amendment, no Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of

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any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Required Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature pages follow]

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT–PAGE 8

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC.,
a Delaware corporation

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial
Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH),
as a Co-Documentation Agent and a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

ING CAPITAL LLC,
as a Co-Documentation Agent and a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

UNION BANK, N.A.,
as a Lender

By:	/s/ Alison White
Name:	Alison White
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as a Co-Documentation Agent and a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James Weinstein
Name:	James Weinstein
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

NATIXIS (formerly Natexis Banques Populaires), as a Lender

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Mike Delbridge
Name:	Mike Delbridge
Title:	Senior Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CITIBANK, N.A., as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BANK OF MONTREAL, as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CIBC, INC.,
as a Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Authorized Signatory

By:	/s/ Eoin Roche
Name:	Eoin Roche
Title:	Authorized Signatory

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Corporate Banking Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

REGIONS BANK,
as a Lender

By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Senior Vice President

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

SOCIETE GENERALE,
as a Lender

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Director

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

AMEGY BANK, N.A.,
as a Lender

By:	/s/ JB Askew
Name: JB Askew
Title: Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Vice President

By:	/s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Eleventh Amendment to Amended and Restated Credit Agreement (the “Eleventh Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Eleventh Amendment.

GUARANTORS:

COG OPERATING LLC,
a Delaware limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG REALTY LLC, a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

QUAIL RANCH LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG HOLDINGS LLC, a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

CONCHO OIL & GAS LLC, a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

DELAWARE RIVER SWD LLC, a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

COG PRODUCTION LLC, a Texas limited liability company

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

COG ACREAGE LP,
a Texas limited partnership

By:	COG Production LLC, its general partner

By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President and Chief Financial Officer

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND REAFFIRMATION